Ohio National Fund, Inc.

Supplement dated July 15, 2020

to the Statements of Additional Information

dated April 29, 2020 and May 1, 2020

The following supplements and amends the Statements of Additional Information dated April 29, 2020 and May 1, 2020:

Management of the Fund

Under the section “Directors and Officers of the Fund,” references to John J. Palmer are deleted and information regarding Christopher A. Carlson is added:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director and Officers
Christopher A. Carlson Age 61	Director	Indefinite; Since July 2020	President/Vice Chairman (and other positions): Ohio National Financial Services (June, 1993 – December, 2018)	26	None

Christopher Carlson is treated as an “interested” director of the Fund because he served as an executive officer of ONLIC, the Adviser’s parent, until 2018 and as a consultant for ONLIC through 2019.

Director Ownership in the Fund

Under the section “Director Ownership in the Fund,” references to Mr. Palmer are deleted and information regarding Christopher A. Carlson is added:

Director	Dollar Range of Beneficial Ownership of the Fund as of December 31, 2019*	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2019*
Interested Director
Christopher A. Carlson	D	D

*Ranges: None

A= $1 to $10,000

B= $10,001 to $50,000

C= $50,001 to $100,000

D= over $100,000